UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2012

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No
001-33072	SAIC, Inc.	Delaware	20-3562868
1710 SAIC Drive, McLean, Virginia 22102
(703) 676-4300

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of June 15, 2012, the Board of Directors of SAIC, Inc. adopted amendments to the corporation’s bylaws to provide that at any time the Chair of the Board is not an independent director, then the independent directors may designate an independent Lead Director. The bylaws of SAIC, Inc., as amended, are attached to this report as Exhibit 3.1 and are incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of SAIC, Inc. was held on June 15, 2012. The final results of the stockholders’ vote on each of the matters presented for a vote is set forth below.

1.	The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

	Number of Votes
Director Nominee	For	Against	Abstain	Broker Non-Votes
France A. Córdova	209,595,010	24,881,982	6,607,541	27,320,626
Jere A. Drummond	197,084,504	37,505,915	6,494,114	27,320,626
Thomas F. Frist III	215,186,986	19,365,426	6,532,121	27,320,626
John J. Hamre	212,642,070	21,503,282	6,939,181	27,320,626
Miriam E. John	212,345,948	22,680,579	6,058,006	27,320,626
Anita K. Jones	211,471,966	23,752,964	5,859,603	27,320,626
John P. Jumper	193,627,765	41,788,254	5,668,514	27,320,626
Harry M.J. Kraemer, Jr.	210,605,733	24,305,592	6,173,208	27,320,626
Lawrence C. Nussdorf	213,199,102	21,255,808	6,629,623	27,320,626
Edward J. Sanderson, Jr.	212,112,967	22,245,807	6,725,759	27,320,626
A. Thomas Young	206,071,447	28,845,189	6,167,897	27,320,626

2.	The proposal to approve the merger of SAIC, Inc. with and into its wholly-owned subsidiary, Science Applications International Corporation, was approved based upon the following votes:

Votes for approval	230,384,157
Votes against	6,705,751
Abstentions	3,994,625
Broker non-votes	27,320,626

3.	The proposal to approve amendments to our 2006 Equity Incentive Plan was approved based upon the following votes:

Votes for approval	208,754,925
Votes against	26,282,012
Abstentions	6,047,596
Broker non-votes	27,320,626

4.	The proposal to approve, on an advisory basis, the compensation of our named executive officers was approved based upon the following votes:

Votes for approval	206,694,431
Votes against	27,587,870
Abstentions	6,802,232
Broker non-votes	27,320,626

5.	The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2013 was approved based upon the following votes:

Votes for approval	253,429,967
Votes against	12,096,074
Abstentions	2,879,118
Broker non-votes	none

6.	The stockholder proposal regarding shareholder action by written consent was not approved based upon the following votes:

Votes for approval	110,416,195
Votes against	123,229,482
Abstentions	7,438,856
Broker non-votes	27,320,626

Item 8.01	Other Events.

Effective as of June 15, 2012, the Board of Directors elected John P. Jumper, the corporation’s President and Chief Executive Officer, to serve as the Chair of the Board. In addition, the Board appointed Lawrence C. Nussdorf, an independent director, to serve as Lead Director.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	Restated Bylaws of SAIC, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)		SAIC, INC.

Date: June 20, 2012	By:	/s/ Vincent A. Maffeo
Vincent A. Maffeo
		Its:	Executive Vice President and General Counsel

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